PATCH INTERNATIONAL

The Next Junior Oil Sands Producer

December 2007

FORWARD LOOKING STATEMENTS

PATCH INTERNATIONAL

This management presentation contains forward-looking statements about Patch International Inc., its properties and its business plans. Forward looking statements are statements that are not historical facts and include planned, expected or estimated exploration, drilling, expenditures, resource estimates, budgets, schedules, working interests, valuation and financial data. Information inferred from the interpretation of drilling results and information concerning mineral resource estimates may also be deemed to be forward looking statements, as it constitutes a prediction of what might be found to be present when and if a project is actually developed. Although Patch International believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results may differ materially from those in the forward-looking statements. Factors that could cause the actual results to differ materially from those in forward-looking statements include exploration and development risks, market prices, exploitation and exploration successes, and continued availability of capital and financing, and general economic, market or business conditions. There can be no guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. Forward-looking statements are based on the beliefs, estimates and opinions of the management on the date the statements are made. We undertake no obligation to update these forward-looking statements in the event that management's beliefs, estimates or opinions, or other factors, should change.

The United States Securities and Exchange Commission (SEC) regulations permit oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as "Contingent Resources," and "Prospective Potential", that the SEC's guidelines strictly prohibit us from including in filings with the SEC. The SEC regulations define reserves associated with oil sands as mining-related and not a part of conventional crude oil and natural gas reserves. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of not being actually realized by the Company. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-KSB for fiscal year ended May 31, 2007 as filed with the SEC.

Legal Notice

Rights of Action

This presentation may constitute an Offering Memorandum under the Securities Act (Ontario) (the "Ontario Securities Act"). The Ontario Securities Act provides that every purchaser of securities pursuant to an Offering Memorandum resident in Ontario shall have, in addition to any other rights the purchaser may have at law, a right of action for damages or rescission against an issuer if the Offering Memorandum contains a "misrepresentation" (as defined in the Ontario Securities Act). These rights are subject to certain defenses and must be commenced within certain timeframes. Purchasers of the company's securities in Ontario should refer to the applicable provisions of the Ontario securities legislation for particulars of these rights or consult with a lawyer.

MANAGEMENT PRESENTERS

PATCH INTERNATIONAL

Jason Dagenais P.Eng.

Chief Operating Officer

Terry Buchanan P.Eng.

VP, Exploration

CORPORATE OVERVIEW

Patch International Inc.

- $40 million in invested capital since Dec. 2006
- TSX Venture Exchange conditional approval ("PCH")

Ells River Project (80%WI)

- 2007 multi-pool discoveries
- 139 million bbls P50 recoverable contingent resource[1]
- 2008 winter program target to double resource
- 1.4 billion bbls OBIP P10[2]

Muskwa Leases (95% WI)

- 109 million bbls OOIP[3]
- Cold flow production potential
  - Quick cash flow
  - Low op costs



Athabasca
Peace River
Ells River
Muskwa
Fort McMurray
Cold Lake
Edmonton
Calgary

[1] McDaniel & Associates Assessment
[2] Original Bitumen in Place (OBIP) is based on a P10 Management Estimate
[3] Original Oil in Place (OOIP) is based on a P50 McDaniel & Associates Assessment

Advanced Pre-Development Stage Oil Sands Company

CORPORATE STRENGTHS

PATCH INTERNATIONAL

- Significant Resource Upside from 2008 Winter Drilling Program
- High Quality Oil Sands Resource Assessed by McDaniel & Associates
- Newly Active SAGD Region with Collaboration Opportunities
- Advanced Pre-Development Stage SAGD Project
- Very Attractive Valuation with Near-Term Catalyst Event

Compelling High-Quality Oil Sands Resource

PATCH'S HISTORY

PATCH INTERNATIONAL

December	2006	Independent resource report by DeGolyer MacNaughton
Dec 06 / Jan	2007	Assets acquired through farm-in agreements
January	2007	New management, directors & corporate strategy
February	2007	US$20.1 million equity financing
March	2007	22 core holes drilled & 64 miles 2D seismic 2 discoveries on Ells River north lease & seismic prospects 1 discovery on Ells River central lease & seismic prospects Engaged leading oil sands engineers: McDaniel & Associates Initiated SAGD application preparation Environmental baseline study Project Management review with 2010 - 2011 production target
December	2007	TSX Venture Exchange conditional listing approval ("PCH")
December	2007	C$15 million winter program outlined

Early Track Record of Achievements

ELLS RIVER SAGD AREA

PATCH INTERNATIONAL


Section
= 1 sq mile
ELLS RIVER
SAGD AREA
Canadian Natural
HORIZON
TOTAL
JOSLYN
CREEK
PETRO-CANADA
FT. MACKAY
Patch Lands
Drill Holes
by Company

Source: Accumap

Ells River

- New SAGD discovery area
- Over $100mm in land sales
- Dramatic increase in drilling activity


Ells River Region
Core Hole Drilling
600
120
12
Prior to 07(1)
2007(1)
2008E(2)

(1) Source: Accumap
(2) Management estimate based on survey

Emerging Highly Prospective Region

PATCH'S ELLS RIVER LEASES

PATCH INTERNATIONAL



Section = 1 sq mile
ELLS RIVER SAGD AREA
Canadian Natural
HORIZON
STONE
ROCHESTER
Grizzly
TOTAL
TOTAL
JOSLYN CREEK
Chevron
SHELL / MARATHON
PETRO-CANADA
FT. MACKAY
Patch Lands
Drill Holes
Gas Pipeline
Oil Pipeline

Patch Lands - 32 square miles	
	2007 Development
North: 12 sec.	15 new core holes 36 mi. 2D seismic
Central: 15 sec.	4 new core holes 28 mi. 2D seismic
South: 5 sec.	(unexplored)

Strong Infrastructure Base

- Natural gas pipeline
- Diluent for transport
- Dil-bit market access
- Water aquifer source for steam

Source: Accumap

Major SAGD Players and Infrastructure

CONTINGENT RESOURCE

PATCH INTERNATIONAL

McDaniel & Associates Consultants Ltd.

Contingent Resources[1] P50 Best Estimate mmbls	
North Lease	126
Central Lease	13
Total Recoverable	**139**

- Based on comprehensive 2007 core drilling and seismic program
- Compliant with current N1-51-101 standards

(1) Subject to:
- Regulatory approvals
- Ability to raise project capital

Ells River North
Exploitable SAGD Contingent Resource Map



Highest Quality Resource Estimate

HIGH QUALITY RESERVOIR

PATCH INTERNATIONAL

Patch Key Oil Sands Quality Metrics	Shoreface 'A' Sand	Channel 'B' Sand
Average Net Pay (m):	13.0	14.6
Average Bitumen Saturation:	70%	80%
Average Porosity:	32%	33%
Permeability (d):	Up to 2.5	Up to 5.0
Kv:Kh	0.58	0.68

* Based on McDaniel P50 reservoir criteria

SAGD Project Steam Oil Ratios	
Christina Lake - Encana	2.2
Ft. MacKay - Petro-Canada	2.4
ELLS RIVER – PATCH	**3.2***
Hangingstone - JACOS	3.2
Surmont - ConocoPhillips	3.7
Firebag - Suncor	3.7

* Modeled by CMG STARS software

Source: EUB Public data

"The occurrence of known impairment zones within the leases is restricted to limited bottom water within the channel facies of Ells North."

McDaniel & Associates Consultants Ltd.

Lower Risk and Improved Economics

2008 WINTER DRILLING PROGRAM

PATCH INTERNATIONAL



Ells River North
Ells River Central
Legacy wells
Proposed new wells

Note: Proposed locations may not be exactly as shown

- Drill 34 - 45 core holes on Ells North and Ells Central
- 85 Locations Licensed

Drilling Program Target to Double Resource

ELLS NORTH 2008 DEFINED TARGETS

PATCH INTERNATIONAL



1 Sq. Mile
= established contingent resource
= Drilling upside
= P10
= P50
Target

Ells North Project

- Drill 22 – 35 core holes
- Target resource add(1):
  - P50: 26-50 mmbbls
  - P10: 44-87 mmbbls
- Continue SAGD pilot application

(1) Management Estimate based on current prospective potential

High Density Resource Richness

ELLS CENTRAL 2008 DEFINED TARGETS

PATCH INTERNATIONAL


R15
R14W4
T95
T95
T94
T94
R15
R14W4
PROSPECTIVE 'B' CHANNEL
PROSPECTIVE 'A' DELINEATION
P50 McDaniel & Associates 'A' RESERVOIR

Ells Central Project

- Drill 13 - 17 core holes
- Target resource add(1):
  - P50: 50-100+ mmbbls
  - P10: 125-175+ mmbbls

(1) Management Estimate based on current prospective potential

New Discovery Area with Significant Upside Potential

2008 WINTER PROGRAM BUDGET

PATCH INTERNATIONAL

2008 Winter Program	$ Million	
	Low	**High**
Ells North: 21 - 28 core holes	5.7	7.6
Ells Central: 13 - 17 core holes	3.5	4.6
Ells 2D seismic: 25 km	0	0.7
Muskwa well testing	0.3	0.3
Total required operations capital	**9.5**	**13.2**
G&A / SAGD application / Bus. Dev.	3.0	3.0
TOTAL BUDGET[1]	**$12.5**	**$16.2**
Projected Added Resources [1]		
P50 (mmbbls)	75	130+
P10 (mmbbls)	150	250+
P50 projected ave. finding cost ($/bbl)[2]	$0.17	$0.12
P10 projected ave. finding cost ($/bbl)[2]	$0.08	$0.06

(1) Budget subject to financing and final approval by Patch Board of Directors
(2) Management Estimate

Clear Near-Term Value Creation Milestone in Early 2008

ATTRACTIVE ECONOMICS

PATCH INTERNATIONAL

Significant Long-Term Production


45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
bbl/d
Undiscovered Prospective Potential Management Estimate
McDaniel's High Estimate (P10)
McDaniel's Best Estimate (P50)
2010
2014
2018
2022
2026
2030
2034
2038
2042

Internal Rate of Return


35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.3%
25.1%
28.7%
33.0%
13.4%
18.4%
22.1%
24.7%
9.4%
14.2%
17.8%
20.8%
Pros. P50
P10 - BIT
P50 - BIT
McDaniel's Base case (1)
WTI @ $70
WTI @ $80
WTI @ $90

(1) Base case assumes 2010 production start date with $68 WTI average price over 10 years on the Ellis North asset only

(2) Pros. P50 Assumption: Anticipated success in winter drilling with an on-stream cost of $34,000/bbl

Attractive Project with Critical Mass

GROWTH AND DEVELOPMENT PLAN

PATCH INTERNATIONAL

Ells River North Project Plan[1]


Phase Task
2007
2008
2009
2010
2011
2012
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Exploration & Delineation
Environmental Impact Assessment
Design & Preparation
Facilities Spec & Equip Order
EPEA Regulatory Application
Facility Construction & Commissioning
Regulatory Approval
Fuel Gas
Marketing & Diluent Solution
SAGD Well Pairs & Surface Pad
Power Design, Regulatory & Constr.
Commissioning, First Steam & Prod.
Phase I - 10,000 bbl/d SAGD Plant
Phase II - additional 30,000 bbl/d expansion (* projected)

(1) Assumes continued availability of capital and financing

Near-Term Development with Lower-Risk and Scalability

ENGINEERING AND CONSULTING PARTNERS

PATCH INTERNATIONAL

OPERATIONS	ENGINEERING	TECHNICAL SUPPORT
RCS ENERGY SERVICES LTD. Core Hole Drilling	McDaniel & Associates Consultants Ltd. Engineering Resource Appraisals	Boyd | PetroSearch Seismic Project Managers
Millennium EMS Solutions Ltd. Environmental Surveys	KADE TECHNOLOGIES INC. Reservoir Modeling	HEF Geo Technical Appraisals
GEOTIR Seismic Acquisition	Drifter Group Facility Project Management	NORWEST CORPORATION Core Analysis

Turn-key Strategy with Oil Sands SAGD Expertise

COLLABORATION OPPORTUNITIES

PATCH INTERNATIONAL


Section
= 1 sq mile
ELLS RIVER SAGD AREA
ROCHESTER ENERGY CORP.
STONE
Chevron
Grizzly
TOTAL
Chevron
SHELL / MARATHON
Patch Lands
Local Majors
Local Juniors
Source: Accumap

- Increasing critical mass on North and Central leases
- Collaboration with neighboring projects
  - Drilling program cost savings
  - Infrastructure synergies
- Joint project development opportunities

Significant Value Creating Opportunities

OTHER PROPERTY UPSIDE POTENTIAL

Muskwa – 95% WI

- Net 9.5 sections
- 109 mm bbls in place(1)
- Cold flow production potential
  - Polymer flooding / CHOPS
  - Production as early as 2008
- Brintnell Pelican area
- Plan:
  - Production test 2 wells
  - Viscosity analysis
  - Productivity optimization


CNRL LAND (2006-JAN)
NEW WELL TESTED OIL
CNRL/ENCANA - BRINTNELL, PELICAN,GRANOR
BRINTNELL FIELD – POLYMER FLOOD in WABISKAW
CNRL 2007 POLYMER FLOOD AREA

(1) McDaniel & Associates assessment

Potential Low-Cost Cash Flow Opportunity

MANAGEMENT AND BOARD

PATCH INTERNATIONAL

Experienced Entrepreneurial Management Team

JASON DAGENAIS P.Eng., Chief Operating Officer

12 years oil & gas project management experience
Former President & CEO, Dyno Energy

TERRY BUCHANAN P.ENG., VP, Exploration

30+ years oil & gas experience
Former Geological Advisor, Imperial Oil (IMO-TSX) and ExxonMobil

TOM ROUSE CMA, Chief Financial Officer

27 years accounting and financial experience
Former CFO, Great Plains Exploration (GPX-TSX), Rider Resources (RRZ-TSX) and Controller, Petrorep S.A.

DONALD EDWARDS, Corporate Secretary

Partner, Borden Ladner Gervais LLP

Experienced Independent Board

MICHAEL VANDALE, Chairman

Chairman, Arsenal Energy Inc. (AEI - TSX)

MARK BENTSEN, Director

President & CEO, Cathedral Energy Services Income Trust (CET.UN-TSX)

ROD MAXWELL, Director

Managing Director, Stonebridge Merchant Capital Corp.

GREG BELZBERG, Director

Westminster Capital Inc.

Aligned with 10% Share Ownership

CORPORATE STRENGTHS

PATCH INTERNATIONAL

- Significant Resource Upside from 2008 Winter Drilling Program
- High Quality Oil Sands Resource Assessed by McDaniel & Associates
- Newly Active SAGD Region with Collaboration Opportunities
- Advanced Pre-Development Stage SAGD Project
- Very Attractive Valuation with Near-Term Catalyst Event

Compelling High-Quality Oil Sands Resource

PUBLIC MARKET PROFILE

PATCH INTERNATIONAL

Share Price (US$)[1]	0.74
Shares Outstanding - basic (MM)	44.0
Shares Outstanding - fully diluted (MM)	47.9
Market Capitalization - fully diluted (US$ MM)	35.4
Enterprise Value[2] - fully diluted (C$ MM)	35.0
Invested Capital since Dec. 06 (C$ MM)	40.0
TSX Venture Exchange Conditional Approval	PCH
OTCBB	PTCH

(1) Stock price updated as of December 4th, 2007
(2) Enterprise Value Based on US$/CAD$ exchange rate of 1.00

Early Stage Investment Opportunity

PATCH
INTERNATIONAL

CONTACT INFORMATION

Suite 1670 Scotia Centre
700 – 2nd Street S.W.
Calgary, Alberta
T2P-2W1

Bus. 403.441.4390
Fax. 403.441.4395

PATCH INTERNATIONAL

Appendix

December 2007

RESERVOIR QUALITY IS CRITICAL

PATCH INTERNATIONAL

Key Commerciality Factors of a SAGD Oil Sands Project:

- High quality reservoir is the single largest differentiator to the Patch story
- Contingent and Prospective Potential suggest in excess of 80% of Patch's land in Ells North (1st project) contains 'Type 1' reservoir
- Vertical and horizontal permeability
  - Low SOR
- Lateral Continuity
  - Better well performance

OBIP

Type 1	Type 2	Type 3
Little / no shale laminations (<10%)	Shale laminations / clay content	High shale laminations & clay content
Thick & homogeneous	Bioturbated facies / IHS	Thin net pay
High vertical permeability	Variable permeability	Low permeability
Quality unconsolidated sand	Low recovery factor / high SOR	Low bitumen saturation (<50%)
High bitumen saturation	Moderate bitumen saturation	High water / gas saturation (Thief Zones)
No gas cap	**Sub-SAGD capable**	**Waste rock - not recoverable**
SAGD capable		

*The terms 'Type 1', 'Type 2', and 'Type 3' reservoir are terms for discussion purposes and are not considered industry standard terms

Emerging Technology

PATCH INTERNATIONAL

Emerging technology will be a key component in improving recovery factors on total OBIP including:

- SAGD / VAPEX hybrid technology
- Toe Heal Air Injection (THAI) Technology (reservoir oxidization)
- Electro-Thermal Dynamic Stripping Process (ET-DSP)
- Upgrading technologies that may dramatically reduce capital requirement
- Lower operating cost / improved recovery factor


OBIP
Type 1
Type 2
Type 3
Emerging Technology

Upside - Muskwa

- Gross oil sand pay: 4 - 6 m
- Net pay bitumen saturation: ~60%
- Porosity: 30-33%
- OOIP: 109 mm bbl over nine sections



00/06-13-086-25W4/0
00/07-19-085-24W4/0
00/15-04-082-23W4/0
Patch Well
Patch Well
CNRL Well

CONTINGENT RESOURCES

	Contingent Resources McDaniel Report (mmbls)			Prospective Potential [1] (mmbls) McDaniel Estimate[2]	Management Estimate
	P90 Low Estimate	P50 Best Estimate	P10 High Estimate	P50 Best Estimate	P10 High Estimate
Ells North	87	126	177	37	127
Ells Central	7	13	26	52	70
Ells South	-	-	-	-	-
Recoverable	94	139	203	89	197
TOTAL Exploitable OBIP	230	297	385	186	431

	P50	P10
TOTAL Contingent + Prospective Recoverable	228	400
TOTAL Contingent + Prospective Exploitable OBIP	483	816

(1) Prospective Potential is considered undiscovered resources as defined in the COGEH. Net Contingent Resources and Prospective Potential are based on working interest recoverable resources before royalties and burdens.

(2) Recoverable and prospective resources are based on McDaniel & Associates OBIP estimate and management estimated recovery factor of 48% for the prospective potential

RESOURCE CLASSIFICATION

PATCH INTERNATIONAL

GUIDELINE FOR CLASSIFICATION OF SAGD RECOVERABLE VOLUMES:

	Category	Level of Certainty	Well Density	Technology	Economics	Timing of Project Development	Corporate Approvals	Regulatory Approvals
Proved Reserves	**Proved**	Proved >= P90% *	16 wells per section, or at least 8 wells per section in situation where evaluator feels there is sufficient seismic control (e.g. 3D seismic)	Demonstrated commercial success in project or repeated commercial success in nearby analogous project		Significant expenditures for new projects should begin within 3 years	Demonstrated firm Corporate commitment to proceed (ex.: corporate budget approval, Board approval)	Must have all regulatory approvals
Unproved Reserves	**Probable**	2P >= P50 *	At least 4 wells per section	Demonstrated commercial success in project or commercial success in analogous projects not nearby	Development must be economic under constant or forecast pricing with all future costs	Significant expenditures for new projects should begin within 5 years	Evidence of firm intent to proceed by the Company, well defined cost estimates and likelihood of approval by the board	Regulatory approvals submitted and no significant issues raised
Unproved Reserves	**Possible** Note - Recommend that possible reserves only be assigned in association with proved or probable reserves	3P >= P10 *	At least 2 wells per section	Some doubt whether the SAGD process will be commercially successful		No reserves should be booked if significant expenditures are forecast to commence after 5 years	Required evidence of intent to proceed by the Company and likelihood of approval by the Board	If regulatory approvals have not been obtained, must be immediately offsetting approved lands with no significant issues forseen for regulatory approval
Resources	P90 / P50 / P10 **Contingent Resources** Low Estimate / Best Estimate / High Estimate	Similar certainty levels as for reserves considering only technical issues	At least 1 well per section plus geological confidence consistent with level of certainty	May require technical improvements to be commercially successful	May be economic or uneconomic	No restrictions on when expenditures commence	No requirements for corporate approvals	No requirements for regulatory applications

Comment on requirements: The choice of reserve category for a particular entity is determined by its "weakest link". Failure to meet one of the criteria pushes the booking category further down the table. For example, if an entity meets all the definitions of Proved reserves except economics, and is uneconomic at all the BE price forecasts, it is classified as a contingent resource

* NOTE: Within a Corporate evaluation, levels of certainty for classifications may be different, in order to arrive at correct values in aggregate. For individual Lease evaluations, above levels of certainty should be used.